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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) September 17, 2001
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                                  GenCorp Inc.
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               (Exact Name of Registrant as Specified in Charter)



            Ohio                         1-01520               34-0244000
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(State or Other Jurisdiction        (Commission File           IRS Employer
      of Incorporation)                  Number)            Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California              95670
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         (Address of Principal Executive Offices)                  (Zip Code)


P.O. Box 537012, Sacramento, California                            95853-7012
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         (Mailing Address)                                         (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
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ITEM 5.  OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on September 17, 2001.

In a GenCorp Inc. press release dated September 17, 2001, the Company announced the following:

         (i) GenCorp has reached an agreement with the US Environmental Protection Agency to remove 3,200 acres of property at its Sacramento Aerojet facility from the Superfund site designation. The "Carve Out" agreement is subject to a 30-day public comment period and public hearing, and requires an amendment to the existing Aerojet Partial Consent Decree.

         (ii) GenCorp will be restructuring its Corporate Headquarters to reduce corporate expenses by approximately $3 million on an annual basis. The restructuring will be implemented through a voluntary early retirement program and could result in a fourth quarter charge of $6 to $8 million.

         (iii) GenCorp expects third quarter earnings results to fall short of analysts' consensus expectations. This reduction in third quarter earnings is driven by a combination of poor performance from its Aerojet Fine Chemicals business and a timing issue on closing certain real estate transactions unrelated to the Carve Out property, coupled with continuing, but slower than expected recovery of the GDX Automotive business.

ITEM 7.  EXHIBITS

Table                                                                 Exhibit
Item No.       Exhibit Description                                     Number
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   99          GenCorp Inc.'s press release dated September             99.1
               17, 2001, which announced the Company (i) had reached a tentative "Carve Out" agreement with the US Environmental Protection Agency,
               (ii) would be restructuring its Corporate
               Headquarters, and (iii) expects third quarter earnings results to fall short of analysts' consensus expectations.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               GENCORP INC.


                                       By:    /s/ William R. Phillips
                                              -----------------------
                                       Name:  William R. Phillips
                                       Title: Senior Vice President, Law,
                                              General Counsel and Secretary

Dated:  September 17, 2001